UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2021

Exxon Mobil Corporation
(Exact name of registrant as specified in its charter)

New Jersey	1-2256	13-5409005
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

 5959 Las Colinas Boulevard, Irving, Texas 75039-2298
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (972) 940-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Name of Each Exchange
Title of Each Class	Trading Symbol	on Which Registered
Common Stock, without par value	XOM	New York Stock Exchange
0.142% Notes due 2024	XOM24B	New York Stock Exchange
0.524% Notes due 2028	XOM28	New York Stock Exchange
0.835% Notes due 2032	XOM32	New York Stock Exchange
1.408% Notes due 2039	XOM39A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) On November 23, 2021, the Compensation Committee of Exxon Mobil Corporation (the "Corporation" or "ExxonMobil") established a total ceiling of $145 million in respect of 2021 to be available for grant under the Corporation's Short Term Incentive Program. Bonuses, paid in full in year of grant, were awarded to certain officers as follows:

D. W. Woods	$3,142,000
K. A. Mikells	$1,932,000
A. P. Swiger	$1,345,000
N. A. Chapman	$1,932,000
J. P. Williams, Jr.	$1,932,000

Under the terms of the Short Term Incentive Program, in the event of a material negative restatement of ExxonMobil’s reported financial or operating results, bonus awards paid on the basis of such results are subject to recoupment.

The cumulative EPS threshold to reach full payout of the 2018 and 2019 Earnings Bonus Units (EBU) remains at $6.50 per share. The Committee decided to exclude from the EPS calculation a non-cash U.S. Upstream impairment reported in 4Q 2020. The maximum settlement value of previously granted EBU awards remains unchanged, including the maximum values of awards granted to certain officers as reflected in the applicable ExxonMobil Proxy Statements for the respective years and set forth below:

	2018	2019	2020 (*)
D. W. Woods	$1,232,000	$1,108,000	$0
A. P. Swiger	$924,000	$739,000	$0
N. A. Chapman	$638,000	$635,000	$0
J. P. Williams, Jr.	$638,000	$615,500	$0

(*) The 2020 bonus program was suspended in response to market conditions at the time. This resulted in a $0 bonus award (cash and EBU) grant in 2020.

Prior to settlement, EBU awards remain subject to forfeiture in case of detrimental activity on the part of the executive.

The form of amendment of the 2018 and 2019 EBU awards is filed as Exhibit 99.1 to this report.

Effective January 1, 2022, the annual salary of N. A. Chapman, Senior Vice President, will increase to $1,100,000. This represents an increase of 15% and is the result of the Committee’s assessment of performance and relative position with external benchmarking companies.

All ExxonMobil executive officers are "at will" employees of the Corporation and do not have employment contracts.

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Form of amendment of 2018 and 2019 Earnings Bonus Unit instruments

104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXXON MOBIL CORPORATION

Date: November 30, 2021	By:	/s/ LEN M. FOX
Len M. Fox
Vice President and Controller
(Principal Accounting Officer)
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